Exhibit 99.3

UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,

v.

R&G FINANCIAL CORPORATION,

Defendant.

FINAL JUDGMENT AS TO DEFENDANT

R&G FINANCIAL CORPORATION

Plaintiff Securities and Exchange Commission having filed a Complaint and Defendant R&G Financial Corporation (“R&G Financial”) having entered a general appearance; consented to the Court’s jurisdiction over it and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that R&G Financial and R&G Financial’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange

Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a) to employ any device, scheme, or artifice to defraud;

(b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that R&G Financial and R&G Financial’s officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice of this order by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. § 78(m) (a)] and Rules 13a-1, 13a-13,

and 12b-20 promulgated thereunder [17 C.F.R. §§ 240.13a-1, 240.13a-13 and 240.12b-20] by, directly or indirectly, filing or causing to be filed with the SEC any periodic report on behalf of any issuer, required to be filed with the SEC pursuant to Section 13(a) of the Exchange Act and the rules and regulations promulgated thereunder, which contains any untrue statement of material fact, which omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed.

III.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that R&G Financial and R&G Financial’s officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice of this order by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from violating Sections 13(b) (2) (A) and (B) of the Exchange Act [15 U.S.C. §§ 78m(b) (2) (A) and (B)] by, directly or indirectly, failing to (i) make and keep accurate books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and fairly reflect the transactions and dispositions of the assets of the issuer; or (ii) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: transactions are executed in accordance with management’s general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; access to assets is permitted only in accordance with management’s general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; access to assets is permitted only in accordance with management’s general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

IV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that R&G Financial shall comply with all of the undertakings and agreements set forth therein.

V.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

Dated:                     ,

UNITED STATES DISTRICT JUDGE

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